BOULDER TOTAL RETURN FUND, INC.
                               Semi-Annual Report
                                  May 31, 2002

Dear Shareholder:

Your Boulder Total Return Fund achieved a 15.7% total return on net asset value
(NAV) for the 6 months ending 5/31/2002. This compares to the NEGATIVE 4.9% total return for the S&P 500 Index for the same period. In terms of dollars, your Fund started its fiscal period on December 1, 2001 with an NAV of $17.36 per share and ended on May 31, 2002 at $19.92 per share. We paid a $.14 dividend in December 2001; so the total dollar return was $2.70 per share.

During the last 6 months, we've made a few new purchases and we've sold a few of our holdings. Our complete list of holdings as of May 31, 2002 is included in this report and will be posted on our website. Since last November, we've bought several utility companies, including Xcel Energy, Northwestern, Alliant Energy, and Aquila, and they now make up approximately 12% of our portfolio. We like utilities for the dividends they are throwing off and for their long-term hedge against inflation. Other notable purchases are three pharmaceutical companies - Bristol-Myers, Merck, and Schering-Plough.

Regarding dividends, the Fund is earning more in dividend income than it is spending on Fund expenses. In particular the cost of the Fund's Taxable Auction Market Preferred Stock (AMPs) leverage has been very low (e.g., the interest rate from our last auction was 1.90% on an annualized basis). Thus, we expect to pay a dividend from the Fund's income in December, barring anything unforeseen. While we don't necessarily see dividend paying stocks as the most tax-efficient return on investing Fund assets, for the foreseeable future, we think that collecting dividends on at least a portion of Fund assets will be more lucrative than most of the investment options on our radar screen.

Some notable sales we made during the last six months are Dana Corporation and The Limited (which we ended up with as a result of The Limited's acquisition of Intimate Brands). We also sold a few REITs and RICs. We took some fairly sizeable gains in these sales and, in fact, now have net realized gains for the current year.

While we are pleased with the Fund's recent performance, there are 2 caveats you should bear in mind:

First, not everything has come up roses for us in the equity markets. At the time of this writing, some of the stocks we purchased have declined since the May 31st date of this semi-annual report. If you track it, you've seen this decline reflected in our NAV. The NAV as of 6/28/02 was $17.52, down from its recent all time high of $20.55 in May. Since we've been fully invested in equities, this is the first time we've seen any substantial decline in our NAV. Most of the decline was due to our more recent purchases.

So, are we worried? No. We bought good companies at reasonable prices. We will rarely, if ever, get lucky enough to buy at the bottom of the market (although we like trying!!). We still like the companies we bought, and although we could be buying them a little cheaper today, we felt we were getting a good value when we did buy. Might we buy more when the prices of these good companies get lower than where we bought? We might. As I have emphasized in the past, we are much more concerned about where these companies will be valued 5 or 10 or even 20 years down the road, than where they are valued on a day-to-day and week-to-week basis.

The second caveat is that the equities markets have changed dramatically over the past 3 years and shareholders should not expect the same kind of returns from the Fund going forward. Shareholders who've been with us for the past 3 years have been rewarded with fairly high returns. But currently in the market place, we don't see the same opportunities we saw 3 years ago and certainly don't see any stocks that have "home run" potential. Trying to hit a home run with stocks in this market is like swinging at a bad pitch. Our objective is to safely reach base each time we step up to bat and repeat that time and again. Reaching base safely and consistently will keep our Fund at bat and ready at the plate so that when a good "pitch" finally comes along, we can swing away.

With Warren Buffett and other savvy managers predicting overall returns in the range of 7% over the next decade, we can't really expect to beat these predictions by much. Moreover, I believe there exists a perverse relationship between expectations and reality. I think that the harder someone tries to beat the market, the more they will increase their risk, and thus almost always produce a lower outcome than expected. Consequently, we won't be trying to beat Mr. Buffett's prediction with most of our holdings or new purchases. And you should not expect the Fund to achieve better than this prediction over the next 10 years or so. Most of our purchases for the foreseeable future will be focused on companies with relatively safe, assured dividends, and hopefully some appreciation over time. Of course we will always look for and take advantage of companies that we think may do better, but we're not going to try to predict the next hot fad or sector. I just don't have any ability to do that. So, instead we intend to focus on keeping what we have, trying to earn a 7% or so return, and sleeping well at night. If you understand and appreciate this approach, then you will probably be content with this Fund. If you're trying to knock the cover off the ball with your investments, then our Fund is probably the wrong place to look.

We've changed our web address to www.boulderfunds.net and have included a new section called "Things to consider when deciding whether to own the Boulder Funds." We hope you find it useful.

Sincerely

/S/ SIGNATURE

Stewart R. Horejsi

July 1, 2002


------------
NOTHING IN THIS SEMI-ANNUAL REPORT SHOULD BE CONSIDERED AS INVESTMENT ADVICE. THIS LETTER EXPLAINS THE MANAGERS' VIEWS AS OF ITS DATE, WHICH MAY HAVE SUBSEQUENTLY CHANGED.

                         BOULDER TOTAL RETURN FUND, INC.
                                    EXHIBIT 1
                                   (UNAUDITED)

            NET ASSET VALUE AND MARKET PERFORMANCE FOR A COMMON SHARE
                       FOR THE SIX MONTHS ENDING 05/31/02

                                                              NAV      MARKET
                                                             ------    ------
             November 30, 2001...........................    $17.36    $16.05
             May 31, 2002................................    $19.92    $18.32
                                                             ------    ------
                Change...................................    $ 2.56    $ 2.27
             Dividends Paid..............................    $ 0.14    $ 0.14
                                                             ------    ------
             Net Increase in Value.......................    $ 2.70    $ 2.41
             Net Increase % (No Dividend Reinvestment)...     15.6%     15.0%





                    Low NAV in 6 mos. ending 5/31/02 was $17.51 on 12/14/01
                    High NAV in 6 mos. ending 5/31/02 was $20.55 on 5/3/02

                    Low Market in 6 mos. ending 5/31/02 was $15.55 on 12/13/01 High Market in 6 mos. ending 5/31/02 was $18.55 on 5/17/02










                                    EXHIBIT 2
                                   (UNAUDITED)

         BTF TOTAL RETURNS FOR QTRS. AND YEAR ENDING 5/31/02 VS. S&P 500
                    DIVIDENDS REINVESTED ON DIVIDEND PAY DATE

                                                  BTF        BTF
                                                  NAV      MARKET     S&P 500
                                                 ------    -------    -------
      Quarter Ending 5/31/02 ...................  4.35%    14.50%      -2.48%
      Quarter Ending 2/28/02 ................... 10.91%     0.55%      -2.51%
      Quarter Ending 11/30/01 .................. -1.20%    -3.89%       0.86%
      Quarter Ending 8/31/01 ................... -0.68%    10.74%      -9.44%
                                                 ------    -------    -------
      Trailing 12 Months Ending 5/31/02......... 13.58%    22.53%     -13.85%

                         BOULDER TOTAL RETURN FUND, INC.
                                    EXHIBIT 3
                                   (UNAUDITED)

       CHANGE IN PRINCIPAL VALUE OF ASSET CLASSES 11/30/2001 TO 05/31/2002


                                                                              COMMON STOCK INVESTMENTS
                                                        --------------------------------------------------------------------
                                                                  RICS           REITS        INDUSTRIALS         TOTAL

Beginning Market Value...............      11/30/01        $  21,923,900      $56,596,770     $132,308,575      $210,829,245
                                                           -------------      -----------     ------------      ------------
Cost of Purchases....................   12/1/01-5/31/02        3,416,631       16,851,236       59,891,450        80,159,317
Proceeds from Sales..................   12/1/01-5/31/02       17,475,156       15,397,676       18,145,458        51,018,290
                                                           -------------      -----------     ------------      ------------
Net Purchase/(Sales).................                       (14,058,525)        1,453,560       41,745,992        29,141,027
Beginning Market Value Plus
   Net Purchases/(Sales).............                          7,865,375       58,050,330      174,054,567       239,970,272
Net Appreciation/(Depreciation)......                            746,628        5,979,137       17,114,103        23,839,868
                                                           -------------      -----------     ------------      ------------
Ending Market Value..................       5/31/02        $   8,612,003      $64,029,467     $191,168,670      $263,810,140
Number of Issues Held................       5/31/02                    6                9               15
Cash and Other.......................                                                                           $  1,280,075
                                                                                                                ------------
     Total...........................                                                                           $265,090,215
                                                                                                                ============

                                    EXHIBIT 4
                                   (UNAUDITED)
                    PRO-FORMA ANNUAL NET INCOME FROM LEVERAGE
                        AND OTHER INCOME AS OF 5/31/2002

The pro-forma table below should only be considered as an example of how the proceeds from the leverage are utilized, since such proceeds are not set aside nor targeted for any particular investment(s).


INCOME FROM USE OF LEVERAGE                               SHARES             COST           ANNUAL INCOME     YLD. ON COST
---------------------------                               ------             ----           -------------     ------------
All RICs in BTF...................................                         $ 8,161,162        $  549,628            6.73%
All REITs in BTF..................................                         $55,554,547        $5,524,048            9.94%
Alliant Energy....................................         400,000         $11,332,893        $  800,000            7.06%
Xcel Energy.......................................         107,188         $ 2,451,398        $  160,783            6.56%
                                                                           -----------        ----------
     Total........................................                         $77,500,000        $7,034,459            9.08%




AMPS DIVIDEND AND FUND EXPENSES                           RATE              PRINCIPAL        ANNUAL COST
-------------------------------                           ----              ---------        -----------
AMPs (1) 1.90%.......................................      2.31%          $ 77,500,000        $1,790,018
Fund Expenses (2)....................................      1.62%          $265,000,000        $4,293,000
                                                                                              ----------
     Total Expenses..................................                                         $6,083,018
                                                                                              ----------
     NET INVESTMENT INCOME FROM LEVERAGE.............                                         $  951,441

OTHER INCOME
------------
Income from Common Stocks............................                                         $2,726,928
Income from Cash (less Cash income above)............                                         $   21,760
                                                                                              ----------
     Total Other Income..............................                                         $2,748,688
                                                                                              ----------
     Total Net Investment Income.....................                                         $3,700,129


--------------
(1) The June 18, 2002 AMPs auction rate of 1.90% + 0.4097% of Fixed Costs directly associated with the AMPs totaling 2.31%.

(2) The expense ratio of 1.62% is exclusive of the Fixed Costs directly associated with the AMPs.

BOULDER TOTAL RETURN FUND, INC.                         PORTFOLIO OF INVESTMENTS
                                                        MAY 31, 2002 (UNAUDITED)



                                                                                      SHARES        COST          VALUE
                                                                                      ------      -------        -------

COMMON STOCKS - 99.5%

           BUILDING MATERIALS - 0.7%   USG Resources Corporation+ ..............      300,000   $  5,483,729  $  1,854,000
                                                                                                ------------  ------------
                 DIVERSIFIED - 29.5%   Berkshire Hathaway Inc., Class A+ .......          750     41,005,360    55,950,000
                                       Berkshire Hathaway Inc., Class B+ .......        9,010     17,971,270    22,272,720
                                                                                                ------------  ------------
                                                               TOTAL DIVERSIFIED ............     58,976,630    78,222,720
                                                                                                ------------  ------------
           FINANCIAL SERVICES - 6.6%   Citigroup, Inc. .........................      293,360      6,806,230    12,667,285
                                       Providian Financial Corporation .........      600,000      2,918,893     4,890,000
                                                                                                ------------  ------------
                                                        TOTAL FINANCIAL SERVICES ............      9,725,123    17,557,285
                                                                                                ------------  ------------
                    INSURANCE - 5.1%   The Progressive  Corporation ............      180,000      4,156,018    10,657,800
                                       Wesco Financial Corporation .............        9,000      2,187,680     2,781,000
                                                                                                ------------  ------------
                                                                 TOTAL INSURANCE ............      6,343,698    13,438,800
                                                                                                ------------  ------------
         INVESTMENT COMPANIES - 3.2%   Blackrock Advantage Terminal Trust ......       59,000        663,845       670,240
                                       Hyperion 2005 Investor Grade Opportunity
                                         Term Trust ............................       60,000        582,558       594,000
                                       Morgan Stanley Emerging Markets Debt Fund      139,000        981,124     1,189,840
                                       TCW/DW Term Trust 2002 ..................      123,000      1,306,952     1,308,720
                                       TCW/DW Term Trust 2003 ..................      339,900      3,650,134     3,660,723
                                       Templeton Emerging Market Income Fund ...       96,000        976,549     1,188,480
                                                                                                ------------  ------------
                                                      TOTAL INVESTMENT COMPANIES ............      8,161,162     8,612,003
                                                                                                ------------  ------------
                      MEDICAL - DRUG/

                  DIVERSIFIED - 4.9%   Bristol-Meyers Squibb Company ...........      125,000      3,993,400     3,890,000
                                       Merck & Company, Inc. ...................       75,000      4,106,602     4,282,500
                                       Schering-Plough Corporation .............      178,000      5,074,101     4,708,100
                                                                                                ------------  ------------
                                                  TOTAL MEDICAL-DRUG/DIVERSIFIED ............     13,174,103    12,880,600
                                                                                                ------------  ------------
                       REITS - 24.2%   Boykin Lodging Company ..................      300,000      3,128,986     2,853,000
                                       First Industrial Realty Trust Inc. ......      400,000     11,057,125    13,724,000
                                       Hospitality Property Trust ..............      400,000      9,713,522    14,132,000
                                       HRPT Properties Trust ...................    1,300,000     11,115,584    11,466,000
                                       JDN Realty Corporation ..................      460,100      4,999,840     5,691,437
                                       Pennsylvania Real Estate Investment Trust      100,000      1,730,030     2,590,000
                                       Post Properties, Inc. ...................      320,000     10,639,453     9,920,000
                                       Tanger Factory Outlet Centers, Inc. .....      110,000      2,570,864     2,981,000
                                       Thornburg Mortgage, Inc. ................       34,200        599,143       672,030
                                                                                                ------------  ------------
                                                                     TOTAL REITS ............     55,554,547    64,029,467
                                                                                                ------------  ------------
           RETAIL-RESTAURANTS - 8.9%   Yum! Brands Inc.+ .......................      370,000     10,220,446    23,643,000
                                                                                                ------------  ------------
                  UTILITIES - 16.4%    Alliant Energy Corporation ..............      400,000     11,332,893    11,008,000
                                       Aquila Inc. .............................      895,000     13,068,183    11,590,250
                                       Northwestern Corporation ................      470,500      8,821,866     8,294,915
                                       Xcel Energy, Inc. .......................      590,000     13,494,406    12,679,100
                                                                                                ------------  ------------
                                                                 TOTAL UTILITIES ............     46,717,348    43,572,265
                                                                                                ------------  ------------
                                                             TOTAL COMMON STOCKS ............    214,356,786   263,810,140
                                                                                                ------------  ------------
          REPURCHASE AGREEMENT - 1.0% Agreement with PNC Capital Markets, 1.750%      PAR
                                 dated 05/31/02, to be repurchased at $2,662,388    ------
                                 on 06/03/02, collateralized by $2,480,000 U.S.
                                 Treasury Note, 7.250% due 05/15/04
                                 (value $2,670,650) ............................    2,662,000      2,662,000    2,662,000
                                                                                                ------------  ------------
TOTAL INVESTMENTS - 100.5% ..................................................................   $217,018,786*  266,472,140
                                                                                                ============
OTHER ASSETS AND LIABILITIES - (0.5)% ......................................................................   (1,381,925)
                                                                                                              ------------
NET ASSETS - 100.0% ........................................................................................  $265,090,215
                                                                                                              ============

-----------
  * Aggregate cost for Federal tax purposes.

  + Non-income producing security.




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

MAY 31, 2002 (UNAUDITED)


ASSETS:
   Investments, at value (Cost $217,018,786) (Note 1)
     See accompanying schedule ......................................................................   $   266,472,140
   Cash .............................................................................................               381
   Receivable for investment securities sold ........................................................           611,194
   Dividends and interest receivable ................................................................           418,238
   Prepaid expenses .................................................................................            44,775
                                                                                                        ---------------
         TOTAL ASSETS ...............................................................................       267,546,728

LIABILITIES
   Payable for investment securities purchased .....................................  $     1,999,290
   Investment co-advisory fees payable (Note 2) ....................................          284,808
   Administration fee and co-administration fee payable (Note 2) ...................           41,551
   Directors' fees and expenses payable (Note 2) ...................................           19,540
   Accrued expenses and other payables .............................................          111,324
                                                                                      ---------------
         TOTAL LIABILITIES ..........................................................................         2,456,513
                                                                                                        ---------------
NET ASSETS ..........................................................................................   $   265,090,215
                                                                                                        ===============
NET ASSETS consist of:
     Undistributed net investment income ............................................................   $       760,559
     Accumulated net realized gain on investments sold ..............................................         8,547,944
     Unrealized appreciation of investments .........................................................        49,453,354
     Par value of Common Stock ......................................................................            94,167
     Paid-in capital in excess of par value of Common Stock .........................................       128,734,191
     Taxable Auction Market Cumulative Preferred Stock (Note 5) .....................................        77,500,000
                                                                                                        ---------------
         TOTAL NET ASSETS ...........................................................................   $   265,090,215
                                                                                                        ===============
                                                                                         PER SHARE
                                                                                         ---------
NET ASSETS AVAILABLE TO:

     Taxable Auction Market Preferred Stock (775 shares outstanding) redemption
         value (Note 5) ............................................................  $    100,000.00   $    77,500,000
     Accumulated undeclared dividends on Taxable Auction Market Preferred
         Stock (Note 5) ............................................................            50.56            39,182
                                                                                      ---------------   ---------------
                                                                                      $    100,050.56        77,539,182
                                                                                      ===============
     Common Stock (9,416,743 shares outstanding) ...................................     $      19.92       187,551,033
                                                                                         ============
TOTAL NET ASSETS ....................................................................................   $   265,090,215
                                                                                                        ===============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 2002 (UNAUDITED)


INVESTMENT INCOME:
   Dividends ........................................................................................  $      4,241,859
   Interest .........................................................................................           179,465
                                                                                                       ----------------
         TOTAL INVESTMENT INCOME ....................................................................         4,421,324

EXPENSES:
   Investment co-advisory fees (Note 2) ..........................................    $     1,608,409
   Administration fee and co-administration fee (Note 2) .........................            235,794
   Preferred Stock broker commissions and Auction Agent fees . . .................             99,005
   Directors' fees and expenses (Note 2) .........................................             52,144
   Insurance expense (Note 2) ....................................................             19,156
   Custodian fees ................................................................             16,959
   Legal fees ....................................................................              7,233
   Shareholder servicing agent fees ..............................................              5,841
   Other .........................................................................             57,790
                                                                                      ---------------
         TOTAL EXPENSES .............................................................................         2,102,331
                                                                                                       ----------------
NET INVESTMENT INCOME ...............................................................................         2,318,993
                                                                                                       ----------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

   Net realized gain on investments sold during the period ..........................................        10,942,790
   Unrealized appreciation of investments during the period .........................................        12,869,489
                                                                                                       ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................................................        23,812,279
                                                                                                       ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................................  $     26,131,272
                                                                                                       ----------------
LESS: PREFERRED STOCK DIVIDENDS .....................................................................          (842,379)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
     APPLICABLE TO COMMON SHARES ....................................................................  $     25,288,893
                                                                                                       ================


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BOULDER TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------
 STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                   SIX MONTHS ENDED
                                                                                     MAY 31, 2002            YEAR ENDED
                                                                                      (UNAUDITED)         NOVEMBER 30, 2001
                                                                                  ------------------     -------------------

OPERATIONS:
Net investment income ..........................................................    $    2,318,993         $     5,975,939
Net realized gain on investments sold during the period ........................        10,942,790               6,539,577
Unrealized appreciation of investments during the period .......................        12,869,489              15,522,133
                                                                                    --------------         ---------------
Net increase in net assets resulting from operations ...........................        26,131,272              28,037,649

DISTRIBUTIONS: PREFERRED STOCK DIVIDENDS .......................................          (842,379)             (3,757,115)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
     APPLICABLE TO COMMON SHARES ...............................................        25,288,893              24,280,534

DISTRIBUTIONS:COMMON SHARES FROM NET INVESTMENT
     INCOME ....................................................................        (1,318,356)               (470,846)

NET INCREASE IN NET ASSETS FOR THE PERIOD ......................................        23,970,537              23,809,688

NET ASSETS:
Beginning of period ............................................................       241,119,678             217,309,990
                                                                                    --------------         ---------------
End of period (including undistributed net investment income of $760,559 and
     $602,301, respectively) ...................................................    $  265,090,215         $   241,119,678
                                                                                    ==============         ===============




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                              FINANCIAL HIGHLIGHTS

              FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

    Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. On August 27, 1999 the Fund changed its objective from income to total return. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                         SIX MONTHS
                                                           ENDED                         YEAR ENDED NOVEMBER 30,
                                                       MAY 31, 2002   ------------------------------------------------------------
                                                        (UNAUDITED)     2001         2000         1999         1998       1997
                                                         ---------    ---------    ---------    ---------    ---------   ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $   17.36    $   14.81    $   13.32    $   16.06    $   16.33   $   15.31
                                                         ---------    ---------    ---------    ---------    ---------   ---------
Net investment income..................................       0.25         0.63         0.75         1.29         1.33        1.36
Net realized and unrealized gain/(loss) on investments        2.53         2.35         1.50        (1.93)        0.13        1.10
                                                         ---------    ---------    ---------    ---------    ---------   ---------
Total from investment operations.......................       2.78         2.98         2.25        (0.64)        1.46        2.46
                                                         ---------    ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS: PREFERRED STOCK
Dividends paid from net investment income to
    MMP* Shareholders..................................         --           --        (0.42)       (0.35)       (0.25)      (0.26)
Distributions paid from net realized capital gains to
    MMP* Shareholders .................................         --           --           --        (0.03)       (0.14)      (0.06)
Dividends paid from net investment income to
    AMPs** Shareholders ...............................      (0.09)       (0.40)       (0.13)          --           --          --
Change in accumulated undeclared dividends on
    MMP*/AMPs** Shareholders ..........................       0.01         0.02         0.04        (0.06)+       0.02       (0.02)
                                                         ---------    ---------    ---------    ---------    ---------   ---------
Net increase/(decrease) from operations applicable to
    common shares......................................       2.70         2.60         1.74        (1.08)        1.09        2.12
                                                         ---------    ---------    ---------    ---------    ---------   ---------
DISTRIBUTIONS: COMMONSHARES

Dividends paid from net investment income to Common
    Shareholders ......................................      (0.14)       (0.05)       (0.19)       (1.02)       (1.07)      (1.05)
Distributions paid from net realized capital gains to
    Common Shareholders ...............................         --           --           --        (0.64)       (0.29)      (0.05)
                                                         ---------    ---------    ---------    ---------    ---------   ---------
Net Increase/(Decrease) in Common Net Asset Value......       2.56         2.55         1.55        (2.74)       (0.27)       1.02
                                                         ---------    ---------    ---------    ---------    ---------   ---------
    Costs of AMPs** Stock issued (Note 5)..............         --           --        (0.06)          --           --          --
                                                         ---------    ---------    ---------    ---------    ---------   ---------
    Net asset value, end of period.....................  $   19.92    $   17.36    $   14.81    $   13.32+   $   16.06   $   16.33
                                                         =========    =========    =========    =========    =========   =========
    Market value, end of period........................  $ 18.3200    $ 16.0500    $ 12.0000    $ 10.1875    $ 13.6250   $ 15.6250
                                                         =========    =========    =========    =========    =========   =========
    Total investment return based on net asset value(a)      15.74%       17.68%       13.27%       (5.17)%       7.65%      14.66%
                                                         =========    =========    =========    =========    =========   =========
    Total investment return based on market value(a)...      15.14%       34.27%       20.00%      (14.51)%      (4.55)%     14.84%
                                                         =========    =========    =========    =========    =========   =========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
TO COMMON STOCK SHAREHOLDERS:

       Operating expenses .............................       2.33%++      2.47%        2.55%        1.97%        1.83%       1.60%
       Net investment income (b).......................       1.54%++      1.52%        1.82%        6.08%        5.92%       6.51%
SUPPLEMENTAL DATA:

       Portfolio turnover rate.........................         22%          16%          85%          69%          86%         77%
       Net assets, end of period (in 000's)............  $ 265,090    $ 241,120    $ 217,310    $ 203,609    $ 228,829   $ 231,572

---------------------------------------
Ratio of operating expenses to Total Average Net Assets
     including MMP*/AMPs** (a).........................       1.63%++      1.66%        1.57%        1.26%        1.22%       1.05%

  *  Money Market Cumulative Preferred(TM)Stock.
 **  Taxable Auction Market Preferred Stock.
 (a) Assumes reinvestment of distributions at the price obtained by the Fund's Dividend Reinvestment Plan.
 (b) The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to
     MMP*/AMPs** Shareholders.
  +  Includes effect of additional distribution available to MMP* Shareholders ($0.04 per Common share).
 ++  Annualized for the six months ended May 31, 2002.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently and Money Market Cumulative Preferred Stock previously outstanding (1).

                                                                                      INVOLUNTARY       AVERAGE
                                                                        ASSET         LIQUIDATING       MARKET
                                                      TOTAL SHARES    COVERAGE        PREFERENCE         VALUE
                                                       OUTSTANDING    PER SHARE      PER SHARE (2)   PER SHARE (2)
                                                      -----------    ---------       ------------    ------------
            05/31/02*.............................         775        $342,052         $100,000        $100,000
            11/30/01..............................         775         311,122          100,000         100,000
            11/30/00..............................         775         280,400          100,000         100,000
            11/30/99..............................         775         262,722          100,000         100,000
            11/30/98..............................         775         295,263          100,000         100,000
            11/30/97..............................         775         298,802          100,000         100,000


---------
(1) See Note 5.
(2) Excludes accumulated undeclared dividends.
 *  Unaudited.


    The following information below is unaudited.

                                 FINANCIAL DATA

                                                      PER SHARE OF
                                                      COMMON STOCK
                                                 -----------------------
                                                                NYSE
                                                   NAV      CLOSING PRICE
                                                 -------    ------------
              12/31/01..........................    $18.32         $16.24
               1/31/02..........................     18.65          16.25
               2/28/02..........................     19.09          16.00
               3/31/02..........................     19.98          16.80
               4/30/02..........................     20.16          18.29
               5/31/02..........................     19.92          18.32




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         BOULDER TOTAL RETURN FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

     Boulder Total Return Fund, Inc. (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

     PORTFOLIO VALUATION: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock and (iii) accumulated and unpaid dividends on the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Cash distributions received from the Fund's investment in real estate investment trusts ("REITs") and registered investment companies ("RICs") are recorded as income. If the Fund is subsequently informed that such distributions received or a portion thereof are designated as returns of captial, the Fund will reclassify such amounts from income and reduce the cost basis of such securities.

     REPURCHASE AGREEMENTS: The Fund may engage in repurchase agreement transactions. The Fund's Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possiblity of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to Common shareholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in "Federal income taxes" below. The shareholders of Taxable Auction Market Preferred Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be disributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Shareholders as a credit against their own tax liabilities.

     FEDERAL INCOME TAXES: The Fund intends to qualify as a registered investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to disribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of Shareholders. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long term and short term) for its fiscal year and (2) certain undistributed amounts from previous years.

                         BOULDER TOTAL RETURN FUND, INC.

     OTHER: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT CO-ADVISORY FEES, DIRECTORS' FEES, ADMINISTRATION FEE, CO-ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Boulder Investment Advisers, L.L.C. ("BIA") and Stewart Investment Advisers ("SIA") serve as the Fund's Co-Investment Advisers ("Advisers"). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund's average monthly net assets. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company ("EALLC"), and the Lola Brown Trust No. 1B (the "Lola Trust"), each of which is a shareholder of the Fund and considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. Beginning February 1, 2002, SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. Prior to February 1, 2002, SIA received a monthly fee equal to 65% of the fees earned by the Advisers, and BIA received 35% of the fees earned by the Advisers. The equity owner of Stewart Advisers is the Stewart West Indies Trust, a shareholder of the Fund considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     Fund Administrative Services, LLC ("FAS"), serves as the Fund's Co-Administrator. Under the Co-Administration Agreement, FAS provides certain administrative and executive management services to the Fund including: providing the Fund's principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting shareholder relations, authorizing expenses and other administrative tasks. Under the Co-Administration Agreement, the Fund pays FAS a monthly fee, calculated at an annual rate of 0.10% of the value of the Fund's average monthly net assets. The equity owners of FAS are EALLC and the Lola Trust, each of which is a shareholder of the Fund considered to be an "affiliated person" of the Fund as that term is defined in the 1940 Act.

     The Fund pays each Director who is not a director, officer or employee of the Advisers or FAS a fee of $6,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Administrator and Transfer Agent. As Administrator, PFPC calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. The Fund pays PFPC a fee on a monthly basis based on average net assets. PFPC Trust Company, an indirect subsidiary of The PNC Financial Services Group Inc., serves as the Fund's Custodian. As compensation to PFPC Trust Company, the Fund pays PFPC Trust Company a monthly fee based on the Fund's average monthly gross assets. PFPC also serves as the Fund's Common Stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for PFPC's services as such, the Fund pays PFPC a monthly fee plus certain out-of-pocket expenses.

     Deutsche Bank Trust Company Americas, a wholly owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's Taxable Auction Market Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

3. PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the six months ended May 31, 2002, excluding short-term investments, aggregated $80,187,717 and $51,018,289, respectively.

     On May 31, 2002, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $57,693,004 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $8,239,650.

                         BOULDER TOTAL RETURN FUND, INC.

4. COMMON STOCK

     At May 31, 2002, 240,000,000 of $0.01 par value Common Stock were authorized. There were no Common Stock transactions for the six months ended May 31, 2002 and for the year ended November 30, 2001.

5. TAXABLE AUCTION MARKET PREFERRED STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 30, 1993, the Fund received proceeds from the public offering of 775 shares of Money Market Cumulative PreferredTM Stock of $77,500,000 before offering costs of $171,219 and commissions paid directly to Lehman Brothers Inc. of $1,356,250. On August 15, 2000, the Money Market Cumulative PreferredTM Stock was retired and 775 shares of Taxable Auction Market Preferred Stock were issued. Offering costs of $293,843 and commissions paid directly to Merrill Lynch, Pierce Fenner & Smith Inc. of $290,625 were charged to capital to complete the transaction. Taxable Auction Market Preferred Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Taxable Auction Market Preferred Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Taxable Auction Market Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Taxable Auction Market Preferred Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     An auction of the Taxable Auction Market Preferred Stock is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Taxable Auction Market Preferred Stock Shareholders may also trade shares in the secondary market between auction dates.

     On May 31, 2002, 775 shares of Taxable Auction Market Preferred Stock were outstanding at the annual rate of 1.82%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Stock Shareholders. While the Fund expects to earn a higher return on its assets than the cost associated with the Taxable Auction Market Preferred Stock, including expenses, there can be no assurance that such results will be attained.

 6. PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

     The Fund operates as a "diversified" management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund's total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund's assets, which may be invested in a single issuer.

     The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers, consistent with being a "diversified" fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund's net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund's assets invested in each can vary depending on market conditions. The term "common stocks" includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term "income securities" includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

                         BOULDER TOTAL RETURN FUND, INC.

7. SIGNIFICANT SHAREHOLDERS

     On May 31, 2002, trusts and other entities affiliated with the Horejsi family owned 3,940,435 shares of Common Stock of the Fund, representing approximately 41.84% of the total Fund shares.

8. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

ADDITIONAL INFORMATION

                                PRIVACY STATEMENT

     Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Boulder Total Return Fund, Inc. have established the following policy regarding information about the Fund's shareholders. We consider all shareholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use. The Fund collects nonpublic information (e.g., your name, address, Social Security Number, Fund holdings) about shareholders from transactions in Fund shares. The Fund will not release information about current or former shareholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; or (iii) we are required by law to release information to the recipient. The Fund has not and will not in the future give or sell information about its current or former shareholders to any company, individual, or group (except as permitted by law). The Fund will only use information about its shareholders as necessary to service or maintain shareholder accounts in the ordinary course of business. Internally, we also restrict access to shareholder personal data to those who have a specific need for the records. We maintain physical, electronic and procedural safeguards that comply with Federal standards to guard your personal data.

                         BOULDER TOTAL RETURN FUND, INC.

                       MEETING OF SHAREHOLDERS (UNAUDITED)

     On April 26, 2002, the Fund held its Annual Meeting of Shareholders to (1) elect Richard I. Barr, Susan L. Ciciora, and Stephen C. Miller as Directors of the Fund, (2) to approve or disapprove a proposed amendment to the Fund's Investment Advisory Agreement with Boulder Investment Advisers, L.L.C. to make it a Co-Investment Advisory Agreement and (3) to approve or disapprove a proposed amendment to the Fund's Investment Sub-Advisory Agreement with Stewart Investment Advisers to make it a Co-Investment Advisory Agreement.

PROPOSAL 1 (COMMON STOCK VOTING AS A SINGLE CLASS):


         ELECTION OF DIRECTOR
         --------------------
         STEPHEN C. MILLER                                                                 # OF VOTES CAST          % OF VOTES CAST
         -----------------                                                                 ---------------          ---------------

         Affirmative ...............................................................          9,141,056                  98.8
         Withheld ..................................................................            106,583                   1.2
                                                                                              ---------                 -----
                  TOTAL ............................................................          9,247,639                 100.0
                                                                                              =========                 =====

         SUSAN L. CICIORA                                                                  # OF VOTES CAST          % OF VOTES CAST
         -----------------                                                                 ---------------          ---------------
         Affirmative ...............................................................          9,141,056                  98.8
         Withheld ..................................................................            106,583                   1.2
                                                                                              ---------                 -----
                  TOTAL ............................................................          9,247,639                 100.0
                                                                                              =========                 =====

         RICHARD I. BARR (AMPS* VOTING AS A SINGLE CLASS):                                 # OF VOTES CAST          % OF VOTES CAST
         -----------------------------------------------                                   ---------------          ---------------
         Affirmative ...............................................................                695                 100.0
         Withheld ..................................................................                  0                   0
                                                                                              ---------                 -----
                  TOTAL ............................................................                695                 100.0
                                                                                              =========                 =====



 PROPOSAL 2 (COMMON STOCK AND AMPS* VOTING TOGETHER AS A SINGLE CLASS):

         APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT
         ADVISORY AGREEMENT WITH BOULDER INVESTMENT ADVISERS,
         LLC TO MAKE IT A CO-INVESTMENT ADVISORY AGREEMENT
         --------------------------------------------------
                                                                                # OF COMBINED VOTES CAST   % OF COMBINED VOTES CAST
                                                                                ------------------------   ------------------------
         Affirmative ...........................................................          9,068,401                    98.1
         Against ...............................................................            135,340                     1.5
         Abstain ...............................................................             44,593                      .4
                                                                                        -----------              ----------
                  TOTAL ........................................................          9,248,334                   100.0
                                                                                        ===========              ==========




PROPOSAL 3 (COMMON STOCK AND AMPS* VOTING TOGETHER AS A SINGLE CLASS):

         APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT SUB-
         ADVISORY AGREEMENT WITH STEWART INVESTMENT ADVISERS
         TO MAKE IT A CO-INVESTMENT ADVISORY AGREEMENT
         --------------------------------------------------

                                                                                           # OF VOTES CAST          % OF VOTES CAST
                                                                                           ---------------          ---------------
         Affirmative ................................................................         9,068,066                  98.0
         Against ....................................................................           136,014                   1.5
         Abstain ....................................................................            44,254                    .5
                                                                                              ---------                 -----
                  TOTAL .............................................................         9,248,334                 100.0
                                                                                              =========                 =====

----------
*    Auction Market Preferred Stock.

BOULDER TOTAL RETURN FUND, INC.
P.O. Box 43027
Providence, RI 02940-3027




[GRAPHIC OMITTED]
MOUNTAIN ARTWORK

                                     BOULDER
                                  TOTAL RETURN
                                   FUND, INC.
--------------------------------------------------------------------------------


                               SEMI-ANNUAL REPORT
                                  MAY 31, 2002

                                    DIRECTORS

                     Brig. Gen (Ret.) Alfred G. Aldridge Jr.
                                 Richard I. Barr
                                Susan L. Ciciora
                                 Joel W. Looney
                                Stephen C. Miller

                                    OFFICERS

                                Stephen C. Miller
                                    President

                                  Carl D. Johns
                          Vice President and Treasurer

                               Stephanie J. Kelley
                                    Secretary

                                Nicole L. Murphey
                               Assistant Secretary

                              WWW.BOULDERFUNDS.NET

  If you have questions regarding shares you held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent -- PFPC Inc., at:

                                 P.O. Box 43027
                            Providence, RI 02940-3027
                                 1-800-331-1710

  This report is sent to shareholders of Boulder Total Return Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.